Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
Employee Benefit Plan, Risks and Uncertainties [Line Items]
Risks and Uncertainties

NOTE 6. RISKS AND UNCERTAINTIES

The Plan provides for investment options in various funds that invest in equity and debt securities and other investments. Such investments are exposed to risks and uncertainties, such as interest rate risk, credit risk, economic changes, political unrest, regulatory changes and foreign currency risk. The Plan’s exposure to a concentration of credit risk is dependent upon funds selected by participants. These risks and uncertainties could impact participants’ account balances and the amounts reported in the financial statements. Approximately 7% and 8% of the Plan’s net assets were invested in Company common stock as of December 31, 2025 and 2024, respectively. The underlying value of the Company common stock is impacted by the performance of the Company, the market’s evaluation of such performance and other factors. Accordingly, the Plan has a concentration risk regarding the performance of the Company's common stock.

In addition, as a result of funds selected by participants, certain other funds individually represent a concentration of greater than 10% of the Plan’s net assets available for benefits. Although these individual funds maintain a level of diversification through investment in multiple equity, debt or other investments, there may be a concentration of risk as a result of the fact that the funds are invested at the direction of a single fund manager. The T Rowe Price Retirement 2025, T Rowe Price Retirement 2030 and T Rowe Price Retirement 2040 each represented greater than 10% of the Plan’s net assets available for benefits as of December 31, 2025.